China Wind Systems







CHINA WIND SYSTEMS, INC

NASDAQ: CWS

Corporate Presentation

Safe Harbor Statement



Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, downturns in the economy, failure to comply with specific regulations pertaining to government projects, fluctuation of revenue due to the nature of project lifecycles, and other information detailed from time to time in the Company filings and future filings with the United States Securities and Exchange Commission. The forward-looking statements contained in this presentation are made only of this date, and the Company is under no obligation to revise or update these forward-looking statements.

Mission Statement



To be the leading provider of precision forged components to the wind power industry in China

Dynamic Wind Power Growth in China



- **The wind power industry has grown at a 131% CAGR for the last five years ended 2009 in China, as measured by megawatts installed per year**
  - Source: Global Wind Energy Council
  - Source: Environmental Leader
- **The wind power industry is expected to grow dramatically over the next ten years**
- **In 2009, China added more megawatts of wind power than any other country.**
  - Source: Environmental Leader
- **There is the potential for China to invest $200 billion in wind turbine components and projects through 2020**

Net Annual Wind Power Capacity Installations in the United States and China, 1998-2008, with Projection for 2009



12,000
10,000
8,000
6,000
4,000
2,000
0
Megawatts
United States
China
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Source: Worldwatch; GWEC; AWEA; CREIA; EER

China Focusing on Wind



China has small oil reserves and depends mainly on pollutive coal for power. Thus the government is aggressively driving renewable energy both for energy-independence as well as environmental reasons.

Wind power is the most scalable cost effective renewable energy and is cost competitive with coal.

The Chinese government has substantially increased its goal for installed wind energy capacity by 2020, during the past two years. Since 2008, the goal has increased from 20 GW to 30 GW to 120 GW and, most recently in July 2009, to 150 GW.

China's current renewable energy usage rate is 16% and the Chinese government
recently increased its goal for 2020 to 23%, which is similar to European targets.



5MW wind turbine by REpower

Chinese investment in coal-fired power projects declined by 11% while investment in wind power increased by 44% in 2009

-National Energy Administration (China)

Wind Power Value Chain



Forged Steel Components



- China Wind Systems is a key supplier of precision forged components
- Wind turbines contain precision forged components
- Forged component manufacturing has high barriers to entry and the among the highest profit margins of any components in windmills

Fabrication →

← Purchase

Yaw Bearings, Towers, Bearings, Gearboxes and Other Parts

BLG,CSSC,CD

Assembly →

← Purchase

Wind Turbines

Vestas, Gamesa, Sinovel GE Energy

↑ Purchase

↓ Installation

Wind Farms



← Grid Connection

Utility fee →

Electricity Customers



End users of China Wind Systems' forged components include the most demanding international wind power players such as Vestas, Sinovel, GE Wind and Gamesa

China Wind System's Wind Revenues Growing Dramatically



With the opening of a new state-of-the-art forged product manufacturing facility in early 2009, China Wind Systems signed 6 new wind energy customers and substantially increased its revenues from the wind power industry



$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Year 2007
Year 2008
Year 2009

*2009 numbers are based on unaudited financials

Company Overview



- **Began in-house manufacturing of shafts and forged rolled rings for gear rims, flanges and other applications in state-of-the-art (108,000 SF) forging facility focused on the wind industry in March 2009**
  - Rings ≤6.3 meters in diameter, for use in wind turbines up to 5 MW
  - Shafts used in 1MW-3MW wind turbine units
  - Gear rims and other forged rings for use in gearboxes and bearings and yaw bearings
  - Flanges for towers
- **Stable cash cow industrial equipment business comprised 29% of company revenues in 2009, which is declining as a percentage of revenues as CWS emphasizes higher margin wind power business**

gear rim



unfinished shaft



Capacity Expansion in the Wind Power Industry



	Forged Products Facility	ESR Expansion
Products	Rolled rings up to 6.3 meters diameter rolled rings, flanges, shafts, and gear rims	Electro-slag remelted forged products
Equipment Installation	Jan 08 - Feb 09	Oct 2009- March 2010
Production Start	March 2009	March 2010
Design Capacity	40,000 tons of rolled rings, flanges, shafts and gear rims	6,000 tons
Expected Gross Margins	28%-30%	35%-40%

Design Capacity (Annual in tons) *	Forged Products Facility @ 100%	Forged Products Facility @ 50%	ESR forged products @ 100%
Total Tonnage Output	40,000	20,000	6,000
Average Price/Tonnage (2008 RMB)	10,000	10,000	25,000-30,000
Revenue (RMB)	400,000,000	200,000,000	180,000,000
Exchange Rate	6.8	6.8	6.8
Revenue (in USD)	58,823,529	29,411,765	26,354,319
Average Gross Margin %	30%	28%	37%
Gross Profit (in USD)	17,647,058	8,235,294	9,751,098

Competitive Advantages



- China Wind's world class manufacturing quality validated by their success in their precision forged components being bought by top rated customers and end users such as Vestas, Gamesa, Luoyang, GE Wind and Sinovel
- Prime location in Jiangsu Province near major transportation routes enables shipping cost-savings and response time advantages against international competitors
- Strong management, engineering and technical capabilities to accelerate company's leadership role in the industry and leverage 15 years of manufacturing expertise
- Received ISO9001 in July 2009, covering machining and related service of shaft-shaped forging, ring forging, tubular forging and component assembly



Employ axial-close die forging technology to produce high precision products that reduces material consumption by 35% leading to surface flatness, excellent mechanical strength, high flexibility, and full automatic operation

New Wind Customer Additions in 2009



Name of Company	Product	End Product
Chengxi Shipyard Co., Ltd	Flanges	Wind tower
Shenyang Heavy Machinery	Gear rim, shaft, Flanges	Power plants
Zhongxin Heavy Machinery Group	Rolled rings	Flanges
Wuxi Lida Gear Manufacturing Co., Ltd	Rolled Rings	Yaw bearing
Hangzhou Advance Gearbox Group Co., Ltd	Gear rims	Gearbox
Gansu Keyao Electrical Manufacturing Co., Ltd	Flanges	Flanges for wind tower

Strategic Expansion into Electro-Slag Remelted (ESR) Forged Products



- Next generation of largest sized wind turbines require super-strength steel alloy precision forged components
- ESR technology is used to increase the durability and quality of steel and blend specific alloys required to meet super-strength requirements
- Inadequate supply of precision forged products in the large-sized wind turbine sector in China has created an industry bottleneck, thus creating superior profit margin potential
- China Wind Systems is well positioned to reap this high margin opportunity supplying superior quality, high performance forged products utilizing ESR technology starting March 2010
- At full manufacturing capacity of 6,000 tons per year, gross margin is expected to reach 37%
- Signed preliminary agreement to supply 12,000 tons of ESR forged products over 2.5 years

Revenue Breakdown





$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
Q307
Q407
2007
Q108
Q208
Q308
Q408
2008
Q109
Q209
Q309
Q409
2009
Forged Products- Wind Related
Forged Products- Other industries
Coking equipment
Dye Machines

*2009 numbers are based on unaudited financials

Strong Annual Growth




$60
$50
$40
$30
$20
$10
$0
18.2
4.7
3.1
24.4
5.7
4.0
42.3
8.1
5.8
31.4
6.0
4.3
37.6
6.9
5.1
53.4
11.0
7.7
2006
2007
2008
9Mos 08
9Mos 09
2009
Revenues
EBIT
Adjusted Net Income

Notes: $ figures in millions

Income tax rate: 33%, 2005-2007; 25%, 2008

2007 net income before and after-tax exclude, $6.7 MM in one-time tax benefit, Q3, 2007

2008 net income before and after tax net income exclude non-cash charges of $2.3M related to amortization of debt discount to interest expense and non-cash charge of $2.9 MM, related to deemed preferred dividend related to issuance of stock warrants upon conversion of convertible debt to series A preferred stock in Q1 08.

Q3 2009 net income before and after tax exclude non-cash charges of $0.2 MM related to amortization of debt discount and interest expense and a non cash charge of $0.5 MM related to deemed preferred dividend related to issuance of stock warrants upon conversion of convertible debt to series A in preferred stock

*2009 numbers are based on unaudited financials

Investment Highlights



- Capitalizing on China being the largest and fastest-growing wind industry worldwide
- Focusing on precision forged components
- Generating substantial profit margin expansion
- Providing high quality components to world class level customers and end users
- Offering compelling opportunity to invest in Chinese wind energy industry, as one of the few public Chinese wind industry players


wind turbine
1
2
3


Hydraulic press

Experienced Executive Team



Mr. Jianhua Wu, Chairman / CEO

Mr. Wu is the Founder and CEO of the Huayang Companies and has more than 20 years of machinery manufacturing experience. He holds a certificate in Mechanical Engineering and is a founding member of the China Wind Association.

Ms. Teresa Zhang, CFO

Prior to joining China Wind Systems Ms. Zhang served as an auditing manager since July 2005 at GC Alliance HK CPA, an international accounting, taxation and advisory services firm in Beijing. From January 2003 to June 2005, Ms. Zhang served as a liaison officer for the Australian-Chinese Friendship Business Association. From July 2000 to September 2002, Ms. Zhang was an auditor at Ernst & Young in Beijing, China. Ms. Zhang is a Certified Practising Accountant in Australia. She earned her bachelor's degree in international accounting from Renmin University in China and her master's degree in accounting from Macquarie University in Australia

Mr. Adam Wasserman, Vice President of Financial Reporting

Mr. Wasserman is the CEO of CFO Oncall, Inc., an accounting consulting firm. Mr. Wasserman holds CFO titles for Transax International Ltd, since May 2005, and Gold Horse Intl. Inc. since July 2007and has held several other CFO positions including the former CFO of China Wind Systems, Inc. Mr. Wasserman is a director and audit committee member of China Direct, Inc. He earned a B.S. in Accounting from the State University of Albany in New York.

Mr. Ryan Hua, VP of Operations

Prior to joining China Wind Systems Mr. Hua was a Partner at Wuxi Zhong Qiang Heavy Machinery, Inc. Previously, he was a General Manager at Zhong Qiang Heavy Machinery Inc. and Assistant Electrical Engineer at Huayang Companies. Mr Hua holds a B.S. from Nanjing University of Science and Technology.

Mr. Chen Yao Hong, Chief Engineer

Mr. Hong has previous experience in optical Instrument design and radar design and holds a certificate of Mechanical Engineering and a BS in Mechanical Design.

Mr. Bo Xiong Shen, Director / Business Development

Mr. Shen has 28 years experience with progressive responsibilities including Technician Technology Innovation Manager, Director of External Economic Affairs, and General Manager of Import and Export at Nanjing Machine Tools Corp. He has in-depth experience in manufacturing large size mechanical bearings and gearbox; Mr. Shen holds a certificate as a Sr. Mechanical Engineer and received a B.S. from Beijing University in Mechanical Technology.

Drew Bernstein, Independent Director

Mr. Bernstein serves as Chairman of the Audit Committee of China Wind Systems. He co-founded Bernstein & Pinchuk LLP (B&P) in 1983. His early recognition of the global marketplace and his extensive travel in the People's Republic of China ("PRC") resulted in the aggressive expansion of the firm's services to the PRC. Mr. Bernstein received his BS degree from the University of Maryland Business School, is licensed in the State of New York, Connecticut, California, Texas and Maryland and is a member of the AICPA, the NYSSCPA and the NSA.

Megan Penick, Independent Director

Ms. Penick serves on the Company's audit and compensation committees. Ms. Penick is an attorney, licensed to practice in New York State, and the owner of Penick & Associates LLC, which provides corporate governance consulting. She focuses on working with United States and China-based companies and their boards to develop corporate governance best practices. She received her J.D. from New York Law School and is fluent in both Mandarin and English.

Contact



Company Contact:
China Wind Systems, Inc
Teresa Zhang, Chief Financial Officer
No. 9 Yanyu Middle Road
Quinzhou Village, Huishan District,
Wuxi City, Jiangsu Province, PRC
Tel: (86) 138 1194 8079
E-mail: teresa.zhang@chinawindsystems.com

Investor Relations:
CCG Investor Relations, Inc
Crocker Coulson, President
1325 Avenue of Americas
Suite 2800
New York, NY 10019
Tel: (646) 213-1915
E-mail: crocker.coulson@ccgir.com

Legal Contact:
Asher S. Levitsky P.C.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, NY 10006
Telephone: (212) 981-6767
E-mail: ALevitsky@srff.com

Independent Auditors:
Sherb & Company, LLP
805 Third Avenue
New York, NY 10022
Tel: (212) 838-5100

Appendix I: Equity Snapshot



Ticker (NASDAQ):	CWS
Price (3/3/2010):	$6.08
Market Cap:	$137.4 mil
Revenues (ttm):	$53.4 mil
Net Income (ttm)*:	$7.7 mil
Diluted Shares Outstanding**:	22.8 mil
Diluted EPS (ttm)*:	$0.34
P/E (ttm)**:	17.9x
P/S (ttm):	2.5x

- *TTM net income excludes approximately $32,000 of interest expense related to amortization of debt discount from convertible debt and warrants, approximately $462,000 related to a deemed preferred stock dividend, and $128,000 related to interest expense from another debt conversion.
- *TTM data is based on the preliminary results for fiscal 2009 that were announced in a press release dated Feb 23, 2010
- **Diluted weighted average shares for the 12 months ended Dec 31, 2009, adjusted for a one-for-three reverse stock split.

Appendix II: Capitalization Structure



Share Type	Number of Shares
Common shares issued and outstanding	17,330,536
Common shares issuable upon conversion of series A preferred stock	5,178,088
Shares issuable upon exercise of warrants at $1.20	1,989,092
Shares issuable upon exercise of warrants at $1.698	1,985,681
Total	**26,483,397**

*As of February 16, 2010. All amounts adjusted for a 1 for 3 reverse split.

Appendix III: Summary Balance Sheet



($ in thousands)	9/30/09 (Unaudited)	12/31/08 (Audited)
Cash and Cash Equivalents	$1,159	$329
Current Assets	10,967	7,586
Total Assets	45,972	37,332
Current Debt	1,359	1,021
Total Liabilities	6,277	4,406
Total Stockholders' Equity	39,695	32,925

Appendix IV: Summary Income Statement



($ in thousands, except per share data)	Q3 09	Q3 08	YoY%	2008	2007	YoY%
Revenues	$16,132	$11,770	37.1%	$42,285	$24,418	73.2%
Gross Profit	3,889	2,954	31.7%	10,545	7,052	49.5%
Operating Income	3,420	2,470	38.5%	8,063	5,662	42.4%
Net Income	2,498^	1,861	34.3%	5,767*	3,984**	44.8%
Diluted EPS	$0.11^	$0.08		$0.27*	$0.30**	
Gross Margin	24%	25%		24.9%	28.9%	
Operating Margin	21%	21%		19.1%	23.2%	

Source: Company's SEC filings

^Net income, EPS excludes $0.5 MM in non-cash deemed preferred dividend related to issuance of 1.1 million preferred shares in Q309

* Net income, EPS excludes $2.3 million in non-cash interest expenses, amortization of debt issuance cost and non-cash $2.9 million deemed preferred dividend

** Net income, EPS excludes one-time income net of $6.7 million related to forgiveness of VAT and income taxes, Q3, 2007 and non-cash interest expenses and amortization of debt issuance cost of $381,000

Note: All amounts adjusted for a 1 for 3 reverse split.

Appendix V: Adjusted Financial Reconciliation Data



	For the Three Months ended September 30,			
	2009		2008	
	Net Income	Diluted EPS	Net Income	Diluted EPS
Amount per consolidated statement of operations	$ 2,036,437	$ 0.09	$ 1,860,862	$ 0.08
Adjustment				
Deemed dividend to preferred stockholders	462,000	0.02	-	-
Adjusted Amount of Net Income available to Common Shareholders	$ 2,498,437	$ 0.11	$ 1,860,862	$ 0.08

Weighted average diluted shares, 23,506,936 for three months ended September 30,2009 and 22,396,370 for three months ended September 30, 2008

	For the Nine Months ended September 30,			
	2009		2008	
	Net Income	Diluted EPS	Net Income	Diluted EPS
Amount per consolidated statement of operations	$ 4,463,030	$ 0.20	$ (861,877)	$ (0.07)
Adjustment				
Deemed dividend to preferred stockholders	462,000	0.02	2,884,062	0.22
Non-cash interest from amortization of debt discount	32,000		2,264,000	0.18
Amortization of debt issuance costs	-	-	21,429	-
Non-cash interest from debt conversion	128,000	0.01		-
Adjusted Amount of Net Income available to Common Shareholders	$ 5,085,030	$ 0.23	$ 4,307,614	$ 0.33

Weighted average diluted shares, 21,969,692 for nine months ended September 30,2009 and 12,878,103 for nine months ended September 30, 2008

Appendix VI: Interior of Wind Turbine Unit




Pitch
Rotor
Wind direction
Low-speed shaft
Gear box
Generator
Controller
Anemometer
Brake
Yaw drive
Yaw motor
Blades
Tower
High-speed shaft
Nacelle
Wind Vane

Source: U.S. Department of Energy

% Cost Breakdown of A Windmill	
Component	Percent
Blade	19%
Electrical Control System	16%
Gearbox	15%
Tower (flanges)	9%
Generator	8%
Hub	7%
Yaw System	5%
Spare Parts	5%
Nacelle	4%
Main Shaft	4%
Central Monitoring/Control System	3%
General Assembly	3%
Hydraulic System	2%

Source: Morgan Stanley Research

**We supply forged products for wind power components*

Appendix VII: Corporate Structure




CWS
100%
Fulland Ltd.
100%
100%
WFOE
Wuxi Fulland Wind Energy Equipment Co., Ltd ("Wind Power")
Green Power Environmental Technologies Co., Ltd ("Green Power")
WFOE
Contractual Arrangement
Contractual Arrangement
Wuxi Huayang Dye Machine Co., Ltd. ("Huayang Dye Machine")
Wuxi Huayang Electrical Power Equipment Co., Ltd (Huayang Electrical Power Equipment)